SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (the "Agreement") is made and dated this 12th day of December, 2005, by and between Knight Fuller, Inc., a Delaware corporation (the "Debtor"), and Montage Partners III, LLC, a Nevada limited liability company (the "Secured Party").

                                    RECITALS

      A. Subject to the security arrangements provided below, Secured Party and Debtor have agreed to enter into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which Secured Party has agreed to accept that certain Secured Debenture in the principal amount of $500,000, dated even herewith, by Debtor (the "Debenture") (all of the obligations of Debtor under the Debenture are collectively referred to herein as the "Debt").

      B. Secured Party is willing to enter into the Purchase Agreement with Debtor and accept the Debenture, but only if Debtor's Debt is secured. Debtor is willing to grant as security for the Debt a security interest in the "Collateral," as hereinafter provided. Secured Party is willing to accept the same as security for Debtor's obligations under the Debenture.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. Grant of Security Interest. Debtor hereby assigns to Secured Party and hereby grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the obligations of Debtor to Secured Party described in Paragraph 3 below (collectively and severally, the "Obligations").

      2. Collateral. The Collateral shall consist only of the following:

            (i) All present and future accounts (including all accounts receivable and all health-care-insurance receivables) owned by the Debtor, including any and all contract rights and security deposits that relate to the foregoing accounts receivable (where not otherwise prohibited by law or agreement), together with all agreements, customer lists, client lists, invoices, agings, verification reports and other records relating in any way to such accounts receivable (the "Receivables"); and

            (ii) Any and all proceeds of the items described in Section 2(i) or of the Debtor's beneficial interest therein. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.

Notwithstanding the foregoing, Debtor may subsequently exclude accounts receivable to the extent that they are not directly attributable to the Debtor's rental of musical equipment, rental of its rehearsal facility and/or its on-site technical support for television shows, and on the condition that notwithstanding such exclusion, the value of the then current Receivables remaining as Collateral shall not be less than $750,000.

      3. Obligations. The Obligations of Debtor secured by this Agreement shall consist of any and all debts, obligations and liabilities of Debtor to Secured Party arising out of the Debenture, the Purchase Agreement, the Registration Rights Agreement (as defined in the Purchase Agreement) and the Warrants (as defined in the Purchase Agreement), and all amendments or extensions or renewals of any of the same, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

      4. Additional Representations and Warranties. In addition to all representations and warranties of Debtor set forth in the Purchase Agreement which are incorporated herein by this reference, Debtor hereby represents and warrants that as of the date hereof:

            (a) Debtor is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral.

            (b) This Agreement grants to Secured Party a valid and enforceable lien on the Collateral which is or will be a first priority and perfected lien on the Collateral.

            (c) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral or otherwise is or will be true and correct in all material respects.

            (d) No third party has any defense, set-off, claim or counterclaim against Debtor which can be validly asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral or otherwise.

      5. Covenants of Debtor. In addition to all covenants and agreements of Debtor set forth in the Debenture which are incorporated herein by this reference, Debtor hereby agrees as follows:

            (a) Debtor agrees to do all acts that may be necessary to maintain, preserve and protect the Collateral.

            (b) Debtor agrees not to use or permit any of the Collateral to be used unlawfully or in violation of any provision of this Security Agreement, or any applicable statute, regulation or ordinance covering the Collateral.

            (c) Debtor agrees to pay all taxes, assessments, charges, encumbrances and liens now or hereafter upon or affecting any of the Collateral prior to the time the same become delinquent, except for those being contested in good faith by appropriate proceedings and for which the Debtor has provided adequate reserves.


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

            (d) Debtor agrees to execute and deliver from time to time any financing statements reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof.

            (e) Debtor agrees to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral.

            (f) Debtor agrees to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral that are in the possession of or available to Debtor as Secured Party may reasonably request from time to time.

            (g) Except for collection of Receivables in the ordinary cause of its business, Debtor agrees not to surrender or lose possession of, or sell, encumber, or otherwise dispose of or transfer any of the Collateral or right or interest therein and to keep the Collateral free of all levies and security interests or other liens, charges, preferences or priorities, except those approved in writing by Secured Party in its sole and absolute discretion.

            (h) Upon an Event of Default (as defined in Paragraph 7 below) occurring and for so long as such Event of Default remains uncured, Debtor agrees to account fully for and promptly deliver to Secured Party, in the form received, all proceeds of the Collateral received, endorsed to Secured Party as appropriate, and until so delivered all proceeds shall be held by Debtor in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party.

            (i) Debtor agrees to keep Debtor's records concerning the Collateral at the location set forth in Paragraph 18 below and not to remove the records concerning the Collateral from such location without the prior written consent of Secured Party.

      6. Secured Party Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do), at such time as there has occurred an Event of Default, any act which Debtor is obligated by this Security Agreement to do, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral and (f) execute financing statements on Debtor's behalf, and on its behalf to file financing statements signed by Secured Party and/or Debtor in any appropriate public office. Debtor agrees to reimburse Secured party upon demand for any costs and expenses, including, without limitation, reasonable attorneys' fees, which Secured Party may incur while acting as Debtor's attorney-in-fact hereunder or while otherwise enforcing this Agreement, all of which costs and expenses are included in the Obligations secured hereby. It is further agreed


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

and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any other person in connection with the Obligations or with respect to the Collateral.

      7. Events of Default.

            Each of the following shall constitute an "Event or Default" hereunder:

            (a) An Event of Default occurs under the Debenture.

            (b) Debtor fails to cure a breach of any of its obligations under this Agreement within ten calendar (10) days after written notice from Secured Party of said default.

            (c) Any of Debtor's representations or warranties herein is untrue or misleading in any material respect.

      8. Remedies.

            (a) Upon the occurrence of any Event of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under the Debenture, at law or in equity or otherwise, may elect to do any one or more of the following: (i) foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or as provided for in this Agreement; (ii) sell, transfer, or otherwise dispose of any Collateral at one or more public but not private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may reasonably determine; (iii) recover from Debtor all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Security Agreement or by law; (iv) require Debtor to assemble records relating to the Collateral and make them available to Secured Party at a place to be designated by Secured Party; (v) enter onto property where any Collateral or records relating thereto are located and take possession thereof with or without judicial process; and (vi) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Secured Party deems appropriate. Secured Party may bid for its own account at any public sale of the Collateral. Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession of the Collateral upon defaults as provided herein.

            (b) In addition to the remedies set forth in subparagraph (a) of this Paragraph 7, from and after the occurrence of an Event of Default, any cash held by the Secured Party as Collateral, and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral. The proceeds of all sales and collections in respect of any Collateral shall be applied first to the payment


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

of any amounts payable to the Secured Party pursuant to Paragraph 11 hereof, next to the payment or prepayment in full of, first, accrued interest included in the Obligations, second, principal included in the Obligations, and third, all other amounts included in the Obligations, and finally to the payment to the Debtor or such other person or entity legally entitled thereto, any surplus remaining from such cash or cash proceeds.

      9. Termination. This Agreement shall terminate following the full satisfaction of all of the Obligations.

      10. Cumulative Rights. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Debenture, the Purchase Agreement, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

      11. Expenses. Upon an Event of Default, Debtor will pay on demand to the Secured Party all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees (including, without limitation, the reasonable estimate of the allocated cost of in house legal counsel) incurred by the Secured Party in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or
(iii) the failure by Debtor to perform or observe any of the provisions hereof.

      12. Waiver. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

      13. Set-off. Debtor agrees that Secured Party may exercise its rights of set-off with respect to the Obligations in the same manner as if the Obligations were unsecured.

      14. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind its heirs, executors, administrators and successors.

      16. Entire Agreement: Severability. This Agreement and the Debenture contain the entire security agreement between Secured Party and Debtor. To the extent that any provision of law would invalidate or render unenforceable any provision of this Agreement, Debtor waives such provision of law to the full extent possible. This waiver and all waivers by Debtor provided for in this Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.


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

      17. Choice of Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of California, and, where applicable and except as otherwise defined herein, the terms used herein shall have the meanings given them in the California Uniform Commercial Code.

      18. Address; Trade Names; Records. Debtor represents that its chief place of business is 3407 Winona Avenue, Burbank, California 91504 and that Debtor's records concerning the Collateral are kept at Debtor's chief place of business listed above.

      19. Notices. Any written notice, consent or other communication provided for in this Security Agreement shall be given in accordance with the Debenture.

      20. Captions. All captions used in this Security Agreement are for convenience only and shall not affect the construction of this Security Agreement.

      21. Modifications. No modification or amendment of this Security Agreement shall be effective unless in writing and signed by the parties sought to be charged or bound hereby.

      IN WITNESS WHEREOF, Secured Party and Debtor have executed this Security Agreement as of the date first written above.


                                        SECURED PARTY

                                        KNIGHT FULLER, INC.
                                        a Delaware corporation

                                        By: /s/ Howard Livingston
                                            ------------------------------------
                                            Name:  Howard Livingston
                                            Title: Chief Financial Officer


                                        DEBTOR

                                        MONTAGE PARTNERS III, LLC
                                        a Nevada limited liability company

                                        By: /s/ Michael Rosenblum
                                            ------------------------------------
                                            Name:  Michael Rosenblum
                                            Title:


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